Exhibit 99.1

Execution Version

VOTING AGREEMENT

This VOTING AGREEMENT, dated as of April 12, 2019 (this “Voting Agreement”), is entered into by and between HomeFed Corporation, a Delaware corporation (the “Company”) and Jefferies Financial Group Inc., a New York corporation (the “Stockholder”).

RECITALS

WHEREAS, the Stockholder, Heat Merger Sub, LLC, a Delaware limited liability company (“Merger Sub”) and the Company are, concurrently with the execution and delivery of this Voting Agreement, entering into an Agreement and Plan of Merger, as amended from time to time (the “Merger Agreement”), pursuant to which the Company has agreed to merge with and into Merger Sub (the “Merger”) on the terms and subject to the conditions set forth therein;

WHEREAS, as of the date hereof, the Stockholder is the record or “beneficial owner” (as defined under Rule 13d-3 of the Exchange Act) of 10,852,123 shares of Company Common Stock (the “Covered Shares”);

WHEREAS, the Stockholder and the Company are parties to that certain Stockholders Agreement, dated as of March 28, 2014 (the “Original Stockholders Agreement”) and, as a condition and inducement to the willingness of the Stockholder to enter into the Merger Agreement and this Voting Agreement, the Stockholder and the Company contemporaneously herewith are entering to that certain Waiver and Amendment No. 1 to Stockholders Agreement (as the Original Stockholders Agreement is so amended and after giving effect to such waiver, the “Stockholders Agreement”);

WHEREAS, as a condition and inducement to the willingness of the Company to enter into the Merger Agreement, the Stockholder has agreed to enter into this Voting Agreement; and

WHEREAS, capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the Company and the Stockholder hereby agree as follows:

ARTICLE I

VOTING

1.1 Agreement to Vote.

(a) The Stockholder, on behalf of itself and all record owners of Covered Shares, hereby irrevocably agrees, from and after the date hereof and until the date on which this Voting Agreement is terminated pursuant to Section 5.1 hereof, at any meeting of the stockholders of the Company (the “Stockholders Meeting”), however called, including any adjournment, recess or postponement thereof, or, if applicable, by written consent, to, in each case to the fullest extent that the Covered Shares are entitled to vote thereon or consent thereto:

(i) appear (in person or by proxy) at each such meeting or otherwise cause all of the Covered Shares to be counted as present thereat for purposes of calculating a quorum; and

(ii) vote (or cause to be voted), in person or by proxy, all of the Covered Shares: (A) in favor of the Merger and the approval and adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement; (B) in favor of the approval of any proposal to adjourn or postpone any Stockholders Meeting to a later date if necessary or advisable (as determined in good faith by the Special Committee of the Board of Directors of the Company), including if there are not sufficient votes for adoption of the Merger Agreement on the date on which such meeting is held; (C) against any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement or of the Stockholder contained in this Voting Agreement; (D) against any action, proposal, transaction or agreement that would reasonably be expected to impede, delay, postpone, discourage or adversely affect the consummation of the Merger or the fulfillment of the Company’s, the Stockholder’s or Merger Sub’s conditions under the Merger Agreement, any of the other transactions contemplated by the Merger Agreement or change in any manner the voting rights of any class of shares of the Company (including any amendments to the Company’s certificate of incorporation or bylaws); and (E) against any Acquisition Proposal (clauses (A) through (E) collectively, the “Merger Proposals”).

(b) If the Stockholder is the beneficial owner, but not the record owner, of any of the Covered Shares, the Stockholder agrees to take all actions necessary to cause the record owner and any nominee to vote all such shares in accordance with Section 1.1(a) hereof.

(c) This Voting Agreement is entered into by the Stockholder in its capacity as owner of the Covered Shares and nothing in this Voting Agreement shall limit or restrict the Stockholder, or any Affiliate or designee of the Stockholder, who serves as a member of the Company Board or the board of directors of the Stockholder in acting in his or her capacity as a director of the Company or the Stockholder, as applicable, and exercising his or her fiduciary duties and responsibilities.

1.2 No Inconsistent Agreements. The Stockholder hereby represents, warrants, covenants and agrees that, except for this Voting Agreement and the Stockholders Agreement, it (a) has not entered into, and shall not enter into at any time while this Voting Agreement remains in effect, any voting agreement or voting trust with respect to the Covered Shares, (b) has not granted, and shall not grant at any time while this Voting Agreement remains in effect, a proxy, a consent or power of attorney with respect to the Covered Shares and (c) has not entered into any arrangement or agreement or knowingly taken any action (and shall not enter into any agreement or knowingly take any action) that would make any representation or warranty of the Stockholder contained herein untrue or incorrect in any material respect or have the effect of preventing the Stockholder from performing any of his obligations under this Voting Agreement.

1.3 Proxy.

(a) The Stockholder, on behalf of itself and all record owners of Covered Shares, hereby grants to the Company (and any designee of the Company) a proxy (and appoints the Company or any such designee of the Company as its attorney-in-fact) and each of them, as its proxy and attorney-in-fact, with full power of substitution and re-substitution by either of such named proxy holders) to vote the Covered Shares, instruct nominees or record owners to vote the Covered Shares, or act by written consent with respect to the Covered Shares in the manner indicated in Section 1.1 (which proxy and appointment shall be limited solely to the matters set forth in Section 1.1). This proxy and appointment (i) is irrevocable, (ii) is coupled with an interest and (iii) constitutes, among other things, an inducement for the Company to enter into the Merger Agreement. This proxy and appointment shall continue in force until it expires, automatically and without further action by the parties, upon termination of this Voting Agreement. The Stockholder shall take such further action or execute such other instruments as may be reasonably requested by the Company to carry out and effectuate the intent of this Voting Agreement and this proxy and appointment.

(b) The Stockholder hereby revokes any and all prior proxies or powers of attorney given by the Stockholder with respect to the voting of the Covered Shares inconsistent with the terms of this Voting Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

The Stockholder hereby represents and warrants to the Company as follows:

2.1 Authorization of the Stockholder; Validity of Agreement.

(a) The Stockholder has the right and all requisite corporate power and authority to execute and deliver this Voting Agreement and to perform its obligations under this Voting Agreement. The person executing this Voting Agreement on behalf of the Stockholder has full power and authority to execute and deliver this Voting Agreement on behalf of the Stockholder and to thereby bind the Stockholder.

(b) This Voting Agreement has been duly and validly executed and delivered by the Stockholder and, assuming due and valid authorization, execution and delivery hereof by the Company, constitutes the legal, valid and binding obligation of the Stockholder enforceable against the Stockholder in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors’ rights generally and (ii) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

2.2 Ownership. On the date hereof, the Stockholder holds of record or owns beneficially all of the Covered Shares free and clear of all Liens, subscriptions, options, warrants, calls, proxies, commitments, restrictions and Contracts of any kind other than pursuant to applicable securities Laws, the terms of this Voting Agreement and the Stockholders Agreement. As of the date hereof, the Covered Shares represent all of the capital stock of the Company owned of record or beneficially by the Stockholder and, other than the Covered Shares, the Stockholder does not directly or indirectly hold or exercise control over any options, warrants or other rights or awards to purchase shares of Company Common Stock or other voting capital stock or securities of the Company or any other securities convertible into or exercisable or exchangeable for shares of Company Common Stock or other voting capital stock or securities of the Company. The Covered Shares are, and any additional shares of Company Common Stock, options, warrants and other rights or awards to purchase shares of Company Common Stock or other voting capital stock or securities of the Company and any other securities convertible into or exercisable or exchangeable for shares of Company Common Stock or other voting capital stock or securities of the Company acquired by the Stockholder after the date hereof and prior to the Effective Time will be, owned beneficially or of record by the Stockholder, free and clear of any Liens, subscriptions, options, warrants, calls, proxies, commitments, restrictions and Contracts of any kind other than pursuant to applicable securities Laws, the terms of this Voting Agreement and the Stockholders Agreement. The Stockholder has and will have at all times through the Effective Time sufficient rights and powers over voting and disposition with respect to the matters set forth in Article I, and to agree to all of the matters set forth in this Voting Agreement, in each case with respect to all of the Covered Shares, with no other limitations, qualifications or restrictions on such rights, in each case, subject to applicable securities Laws, the terms of this Voting Agreement and the Stockholders Agreement. All of the Covered Shares are, as of the date hereof, held directly or indirectly by the Stockholder.

2.3 Noncontravention. No authorization, consent, permit, action or approval of, or filing with, or notification to, any Governmental Entity is necessary, under applicable Law, for the consummation by the Stockholder of the transactions contemplated by this Voting Agreement other than (i) any filings required under applicable Laws or (ii) as would not reasonably be expected to, individually or in the aggregate, prevent or materially delay the performance of the Stockholder of its obligations under this Voting Agreement. The execution and delivery by the Stockholder of this Voting Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions of this Voting Agreement will not (a) result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation or to the loss of a benefit under, any Contract to which the Stockholder is a party or is subject, (b) conflict with or violate any Laws applicable to the Stockholder, other than violations that would not reasonably be expected to, individually or in the aggregate, prevent or materially delay the performance of the Stockholder of his obligations under this Voting Agreement.

2.4 Reliance. The Stockholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Voting Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Stockholder as follows:

3.1 Organization; Authorization; Validity of Agreement.

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the right and all requisite corporate power and authority to execute and deliver this Voting Agreement and to perform its obligations under this Voting Agreement. The person executing this Voting Agreement on behalf of the Company has full power and authority to execute and deliver this Voting Agreement on behalf of the Company and to thereby bind the Company.

(b) This Voting Agreement has been duly and validly executed and delivered by the Company and, assuming due and valid authorization, execution and delivery hereof by the Stockholder, constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors’ rights generally and (ii) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

ARTICLE IV

OTHER COVENANTS

4.1 Stock Dividends, etc.

(a) In case of a stock dividend or distribution, or any change in shares of Company Common Stock by reason of any stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or the like, for all purposes under this Voting Agreement, the term “Covered Shares” shall be deemed to refer to and include the Covered Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Covered Shares may be changed or exchanged or that are received in such transaction.

(b) Subject to the terms of the Stockholders Agreement, the Stockholder shall, while this Voting Agreement is in effect, notify the Company promptly in writing of the number of any additional shares of Company Common Stock, any additional options, warrants or rights or other awards to purchase shares of Company Common Stock or other voting capital stock of the Company and any other securities convertible into or exercisable or exchangeable for shares of Company Common Stock or other voting capital stock or securities of the Company acquired (beneficially or of record) by such Person, if any, after the date hereof.

4.2 Transfers. While this Voting Agreement is in effect and except as expressly contemplated hereby, the Stockholder shall not directly or indirectly (a) grant any proxies or enter into any voting agreement, voting trust or other agreement or arrangement with respect to the voting of any Covered Shares or (b) (i) sell, offer, transfer, pledge, encumber, assign, distribute, gift, convey or otherwise dispose of (including by merger or otherwise by operation of law) (collectively, a “Transfer”) or (ii) enter into any contract, option or other arrangement or understanding with respect to any Transfer (whether by actual disposition or effective economic disposition due to hedging, cash settlement or otherwise) of, any of the Covered Shares or any interest therein. The Stockholder shall not seek or solicit any such Transfer or any such contract, option or other arrangement or understanding with respect to any Transfer, and shall promptly notify (and provide information requested by) the Company, if it is approached or solicited, directly or indirectly, by any Person with respect to any of the foregoing.

4.3 Adverse Actions. While this Voting Agreement is in effect, the Stockholder shall not: (a) take, agree or commit to take any action that would reasonably be expected to make any representation and warranty of the Stockholder contained in this Voting Agreement inaccurate in any material respect as of any time during the term of this Voting Agreement, (b) fail to take all reasonable action necessary to prevent any such representation or warranty from being inaccurate in any material respect at any such time or (c) take any action that would, or would reasonably be expected to, prevent, delay, postpone, discourage or adversely affect the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement.

4.4 Waiver of Dissenter and Appraisal Rights. The Stockholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenter’s rights and any similar rights relating to the Merger or any related transaction that the Stockholder may have by virtue of, or with respect to, the Covered Shares.

ARTICLE V

MISCELLANEOUS

5.1 Termination. This Voting Agreement shall terminate automatically, without any action on the part of any party hereto, upon the earliest to occur of (a) the date on which the Merger becomes effective, (b) the date on which the Merger Agreement is validly terminated in accordance with its terms, (c) a Change in Recommendation and (d) the date on which the parties agree in writing to terminate this Voting Agreement. The date on which this Voting Agreement so terminates per the preceding sentence is referred to in this Voting Agreement as the “Termination Date”.

5.2 Further Assurances. From time to time, at the other party’s request and without further consideration, each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Voting Agreement.

5.3 No Ownership Interest. Nothing contained in this Voting Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholder, and the Company shall have no authority to exercise any power or authority to direct the Stockholder in the voting of any of the Covered Shares, except as otherwise provided herein.

5.4 Non-Survival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and other agreements in this Voting Agreement will survive the termination of this Voting Agreement pursuant to Section 5.1; provided, however, that notwithstanding the foregoing, the parties hereto acknowledge and agree that the Company shall be entitled to exercise all rights and remedies with respect to any breach prior to and including the Termination Date of the representations, warranties, covenants and agreements made by the

Stockholder, which breach (and all of the available remedies with respect thereto) shall expressly survive the Termination Date.

5.5 Expenses. All costs and expenses incurred in connection with this Voting Agreement and the transactions contemplated hereby will be paid by the party incurring such costs and expenses; provided, however, that in any Action to enforce this Voting Agreement or the rights of the Company hereunder, the prevailing party in such Action shall be entitled to receive its reasonable attorney’s fees and all other reasonable costs and expenses incurred in such Action.

5.6 Notices. All notices, requests, demands and other communications under this Voting Agreement shall be in writing and shall be deemed to have been duly given when delivered in accordance with the following clauses (i) and (ii): (i) by email to the parties at the following email addresses (or at such other email address for a party as shall be specified by like notice) and (ii) by email and hand delivery to the parties’ counsel at the following email addresses and street addresses (or at such other email address or street address for a party’s counsel as shall be specified by like notice):

(a)	To the Stockholder:

Jefferies Financial Group Inc.

520 Madison Avenue

New York, New York 10022

Attention:             General Counsel

Email:                   msharp@jefferies.com

with a copy to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York 10153

Attention:             Howard Chatzinoff; Matthew J. Gilroy

Email:                   howard.chatzinoff@weil.com; matthew.gilroy@weil.com

(b)	To the Company:

HomeFed Corporation

1903 Wright Place, Suite 220

Carlsbad, California 92008

Attention:             Christian E. Foulger

Email:                   cfoulger@hfc-ca.com

with a copy to:

Sheppard Mullin Richter & Hampton LLP

12275 El Camino Real, Suite 200

San Diego, California 92130

Attention:            John D. Tishler

Email:                   jtishler@sheppardmullin.com

5.7 Construction. The parties have participated jointly in the negotiation and drafting of this Voting Agreement, and, in the event an ambiguity or question of intent or interpretation arises, this Voting Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Voting Agreement.

5.8 Succession and Assignment. Neither this Voting Agreement nor any of the rights, interests or obligations under this Voting Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by either party without the prior written consent of the other party. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Voting Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

5.9 Entire Agreement; No Third-Party Beneficiaries. This Voting Agreement (a) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral (other than the Stockholders Agreement and the Transaction Agreements), between the parties with respect to the matters related herein and (b) is not intended to confer upon any Person other than the parties any rights or remedies.

5.10 Specific Performance. The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Voting Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that, prior to the termination of this Voting Agreement pursuant to Section 5.1, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Voting Agreement and to enforce specifically the performance of terms and provisions of this Voting Agreement, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach.

5.11 Governing Law; Consent to Jurisdiction; Venue. This Voting Agreement shall be governed and construed in accordance with the Laws of the State of Delaware, without regard to any applicable conflicts of laws provisions. Each of the parties (i) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any federal court located in the State of Delaware in the event any dispute arises out of this Voting Agreement or any of the transactions contemplated by this Voting Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any Action relating to this Voting Agreement or any of the transactions contemplated by this Voting Agreement in any court other than the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any federal court located in the State of Delaware, (iv) waives any objection that it may now or hereafter have to the venue of any such Action in the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any federal court located in the State of Delaware or that such Action was brought in an inconvenient court and agrees not to plead or claim the same and (v) consents to service being made through the notice procedures set forth in Section 5.6. Each of the parties hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 5.6 shall be effective service of process for any Action in connection with this Voting Agreement or the transactions contemplated hereby.

5.12 Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THE TRANSACTION AGREEMENTS OR THE TRANSACTIONS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS VOTING AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 5.12.

5.13 Waiver of Rights. No failure on the part of the Company to exercise any power, right, privilege or remedy under this Voting Agreement, and no delay on the part of the Company in exercising any power, right, privilege or remedy under this Voting Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. The Company shall not be deemed to have waived any claim available to the Company arising out of this Voting Agreement, or any power, right, privilege or remedy of the Company under this Voting Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of the Company; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

5.14 Severability. If any term or other provision of this Voting Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Voting Agreement shall nevertheless remain in full force and effect so long as either the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party or such party waives its rights under this Section 5.14 with respect thereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Voting Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

5.15 Amendments. This Voting Agreement may not be amended except by an instrument in writing signed on behalf of the Company and the Stockholder.

5.16 Counterparts. This Voting Agreement may be executed in two counterparts, both of which shall be considered one and the same agreement, and shall become effective when both counterparts have been signed by either of the parties and delivered to the other party.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Voting Agreement to be duly executed by its authorized officer as of the date first above written.

HOMEFED CORPORATION

By:	/s/ Christian E. Foulger
	Name:	Christian E. Foulger
	Title:	President

[Signature Page to Parent Voting Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Voting Agreement to be duly executed as of the date first above written.

JEFFERIES FINANCIAL GROUP INC.

By:	/s/ Michael J. Sharp
	Name:	Michael J. Sharp
	Title:	Executive Vice President and General Counsel

[Signature Page to Parent Voting Agreement]